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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 31, 2007 (October 29, 2007)

THE HERTZ CORPORATION
 (Exact name of registrant as specified in its charter)

DELAWARE (State of incorporation)	001-07541 (Commission File Number)	13-1938568 (I.R.S Employer Identification No.)
225 Brae Boulevard Park Ridge, New Jersey 07656-0713 (Address of principal executive offices, including zip code)
(201) 307-2000 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

        On October 29, 2007, Hertz Global Holdings, Inc. ("Hertz Holdings") and its wholly owned subsidiary, The Hertz Corporation ("Hertz" and, together with Hertz Holdings, the "Companies"), announced the appointment of Elyse Douglas as the Companies' Executive Vice President and Chief Financial Officer, effective immediately. Ms. Douglas has previously served as interim chief financial officer following the retirement of Paul J. Siracusa in August 2007. Ms. Douglas will also retain the position of Treasurer of the Companies.

        Ms. Douglas joined Hertz as Staff Vice President and Treasurer in July 2006, after serving for seven years as Senior Vice President and Treasurer of COTY, Inc., the $3 billion cosmetic company. Prior to that, she served in senior treasury and finance positions for Nabisco, Inc. and Chase Manhattan.

        Ms. Douglas earned a bachelor's degree in Finance from Villanova University and an MBA in Finance from New York University. She is also a Certified Public Accountant and earned her (CFA) designation in 1997.

        In connection with her appointment to this position, Ms. Douglas will receive an annual salary of $450,000 and an annual targeted cash bonus of $315,000, for a total of $765,000 in expected annual cash compensation. In addition, Ms. Douglas will receive an additional grant of options to purchase 50,000 shares of Hertz Holdings common stock, vesting over a period of four years, and will be eligible to participate in the Hertz Holdings Supplemental Executive Retirement Plan. Ms. Douglas will also receive certain additional benefits such as access to car rentals, country club membership and financial planning services. The terms of Ms. Douglas's compensation are not expected to be set forth in a written agreement.

        A copy of the press release regarding this announcement is attached as Exhibit 99.1 to this current report and is incorporated by reference herein.

Item 9.01    Financial Statements and Exhibits.

        Exhibit 99.1 Press Release of Hertz Holdings dated October 29, 2007.

        Exhibit 99.1 shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in a filing.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE HERTZ CORPORATION (Registrant)
By:	/s/ ELYSE DOUGLAS
Name:	Elyse Douglas
Title:	Executive Vice President and Chief Financial Officer and Treasurer

Date: October 31, 2007

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  Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
  Item 9.01 Financial Statements and Exhibits.
SIGNATURES